Other Long-Term Assets - Summary Of Other Noncurrent Assets Explanatory (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other Long Term Assets [Abstract]
Loan receivable	$ 5,001	$ 0
Right of use asset, net of amortization	2,651	3,138
Deferred financing costs	1,691	2,258
Other	1,600	374
Total other long-term assets	$ 10,943	$ 5,770